UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Act of 1934

Date of Report: June 19, 2018
(date of earliest event reported)

GGP INC.
(Exact name of registrant as specified in its charter)

Delaware	1-34948	27-2963337
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 N. Orleans St., Suite 300, Chicago, Illinois 60654
(Address of principal executive offices) (Zip code)

(312) 960-5000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 19, 2018, GGP Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) at which 847,485,834 shares of its common stock were represented. During the Annual Meeting, our stockholders were asked to consider and vote upon the proposals described in detail in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the SEC on April 27, 2018. The final voting results for each matter submitted to a vote of stockholders at the meeting are as follows:

Proposal 1 – Election of Directors
All nine of the nominees for directors were elected to serve for a term which expires at our 2019 annual meeting of stockholders and until their respective successors are duly elected and qualified, by the votes set forth below.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Richard B. Clark	784,324,896	42,154,284	1,865,760	19,140,894
Mary Lou Fiala	768,497,837	57,055,653	2,791,450	19,140,894
J. Bruce Flatt	811,796,267	14,685,837	1,862,836	19,140,894
Janice R. Fukakusa	822,605,295	2,948,541	2,791,104	19,140,894
John K. Haley	814,392,986	11,173,264	2,778,690	19,140,894
Daniel B. Hurwitz	814,390,477	11,194,428	2,760,035	19,140,894
Brian W. Kingston	820,965,582	5,513,534	1,865,824	19,140,894
Christina M. Lofgren	779,232,386	46,320,416	2,792,138	19,140,894
Sandeep Mathrani	817,453,183	8,078,206	2,813,551	19,140,894

Proposal 2 – Advisory Vote on Executive Compensation
The stockholders approved, on an advisory basis, the compensation of our named executive directors, by the votes set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
789,277,128	36,856,611	2,211,201	19,140,894

Proposal 3 – Ratification of the Selection of Independent Registered Public Accounting Firm
The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was ratified by the stockholders, by the votes set forth below.

Votes For	Votes Against	Abstentions
836,325,813	9,154,579	2,005,442

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GGP INC.

	By:	/s/ Stacie L. Herron
Date: June 19, 2018		Stacie L. Herron
Vice President and Secretary